1
Ventana Medical Systems, Inc.
Ventana Medical Systems, Inc.
Q2 Earnings And Future Guidance
Delivering Value Now and Into the Future
Christopher Gleeson, President & CEO
Larry Mehren, CFO
July 20, 2007
Q2 Earnings And Future Guidance
Delivering Value Now and Into the Future
Christopher Gleeson, President & CEO
Larry Mehren, CFO
July 20, 2007
Exhibit 99(a)(6)

Safe Harbor Statement
Safe Harbor Statement
This presentation contains certain forward-looking statements within the meaning of the Federal
Securities laws.  Forward-looking statements in this presentation include, but are not limited to, statements regarding projected operating results, revenue and market growth and operating margins and anticipated product and technology development and placement.  These forward-looking statements are subject to numerous risks and uncertainties, and actual results may vary materially.
We may not achieve projected future operating results, and product and technology development activities may not be as successful as we expect, in terms of the timing of product availability to the market or customer rates of adoption.  Ventana’s projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by Ventana, may not be realized and are inherently subject to significant business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are and will be beyond Ventana’s control. Ventana cautions that no representations can be made or are made as to the accuracy of the projections or to Ventana’s ability to achieve the projected results.  Other risks and uncertainties include risks associated with the development, manufacturing, marketing, and sale of medical products, competitive factors, general economic conditions, legal disputes, and government actions, and those other risks and uncertainties contained in our most recent Annual Report filed with the Securities and Exchange Commission (SEC) on Form
10-K, and all subsequent SEC filings. Copies of filings made with the SEC are available through the
SEC's electronic data gathering analysis retrieval system (EDGAR) at www.sec.gov.  We undertake no obligation following the date of this presentation to update or revise our forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as today’s date.  Past performance is not indicative of future results. We cannot guarantee any future operating results, activity, performance, or achievement.
VENTANA’S STOCKHOLDERS SHOULD READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE
14D-9, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON JULY 11, 2007, AND ANY AMENDMENTS
OR SUPPLEMENTS THERETO. THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT SETS FORTH THE REASONS FOR
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STATEMENT AND OTHER PUBLIC FILINGS MADE FROM TIME TO TIME BY THE COMPANY WITH THE SEC ARE AVAILABLE WITHOUT
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VENTANA’S INFORMATION AGENT, INNISFREE M&A INCORPORATED AT (888) 750-5834.

Who Is Ventana?
Who Is Ventana?
The global leader in tissue-based cancer diagnostics
with a unique market position creating
extraordinary value through…
Superior technologies with leading market share and unrivaled functionality
A proven track record of innovation and execution
Strong momentum in core advanced staining business
Significant near-term opportunities for growth and for driving future market share
An optimal position in the emerging companion diagnostics market

Aging population
Increasing number of cancer cases
Laboratory labor shortages driving automation
Favorable reimbursement
High-value diagnostic tests
Targeted therapeutics/companion Dx
$3.2B
2011
$3.2B
2011 $1.6B
2006
$1.6B
2006
Leadership in the Rapidly Growing Tissue-
Based Cancer Diagnostics Market
Leadership in the Rapidly Growing Tissue-
Based Cancer Diagnostics Market
Market Growth Drivers
Market Growth Drivers

Total Revenues
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
2005 2006 2007E
Continuous Innovation Drives Rapid Growth
Continuous Innovation Drives Rapid Growth
HPV
Cervical Cancer
iVIEW™
ultraView™
Instruments
High-Value Assays
Detection Systems
Source: Ventana Website and Management
c-KIT
GIST
Rabbit
Monoclonal
Breast Markers
HER-2
Protein
Breast
$0
$50
$100
$150
$200
$250
$300
$350
$mm
EGFR
Colon
HER2 SISH
Gene
(Europe)
Qdot ®
600/605
1992 1991

VMSI USA/World HQ
Tucson, Arizona
VMSI USA/World HQ
Tucson, Arizona
VMSI Europe
Strasbourg,
France
VMSI Europe
Strasbourg,
France
VMSI Asia Pacific
Melbourne,
Australia
VMSI Asia Pacific
Melbourne,
Australia
VMSI Japan
Yokohama,
Japan
VMSI Japan
Yokohama,
Japan
Leadership Through Global Distribution
Leadership Through Global Distribution
Accelerated Sales and Support
Investment
~215 sales representatives, the
largest direct sales force in the sector
~200 technical support personnel
Creates substantial capacity for sales
of additional instruments and
diagnostic tests
Significant Market Penetration
Largest installed base in the industry
Enables rapid market adoption of new
instruments and diagnostic tests

Leadership Yields Exceptional Financial
Performance
Leadership Yields Exceptional Financial
Performance
Revenue
Operating Income*
EPS*
Compounded Annual Growth from 2001 - 2007
Net Income*
Intense focus on one of the
fastest growing markets in
diagnostics
Strong brand
Leading market share
Superior technologies with
unrivaled functionality
Razor/Razorblade model
78% of sales from reagents /
consumables
Premium pricing
High gross margins
Significant room for
operating margin expansion
$88
$292-$296
2001                              2007
$1
$51-$52
$0
$10
$20
$30
$40
$50
$60
2001                               2007
$1
$47-$48
$0
$10
$20
$30
$40
$50
2001 2007
$0.04
$1.31
$0.00
$0.50
$1.00
$1.50
2001 2007
$0
$100
$200
$300
$400
* Excludes Roche advisory expenses

Source:  Market weighted Dataset as of 25-Jun-2007
VMSI 5 Year CAGR: 39%
Execution Delivers Superior Shareholder Value
Execution Delivers Superior Shareholder Value
40%
100%
160%
220%
280%
340%
400%
460%
520%
580%
Jun-2002 Mar-2003 Nov-2003 Jul-2004 Mar-2005 Dec-2005 Aug-2006 Apr-2007
From 25-Jun-2002 to 25-Jun-2007
Ventana Medical Systems S&P 500 Index
428%
53%

Summary Q2 2007 Results
Summary Q2 2007 Results
Strong growth across
reagents and instruments
SYMPHONY
®
on track
Accelerated investment in
R&D and sales force using
Vision proceeds
Adjusted pro forma
operating margin: 19.5%
Adjusted pro forma
diluted EPS: $0.26
Highlights
11.0%
$31.5
~6,600
15
-
$0.20
14.5%
$10.4
75.3%
$54.0
21.4%
$71.8
GAAP
10.0%
$0.22
16.0%
$11.5
75.3%
$54.0
21.4%
$71.8
Pro forma*
% Growth
Avg. Consumable Annuity
Installed Base
New SYMPHONY
®
Orders
% Growth
Diluted EPS
% Margin
Operating Income
% Margin
Gross Profit
% Growth
Total Revenue
* Excludes Roche advisory expenses

2007-2009 Growth and Margin Drivers
2007-2009 Growth and Margin Drivers
Growth Drivers
18-22% annual revenue
growth in advanced staining
Accelerated launch of
UltraPlex™, SISH and Qdots
®
due to increased investment
Ramp in SYMPHONY
®
revenues to over $70mm by
2009
Influx of business
development and
partnership revenues
Margin Drivers
Gross margin expansion
Introducing higher margin
products
Benefit from increasing
consumable pull-through
One-time operating margin
decline in 2007
SYMPHONY rollout
Accelerated R&D and
sales force investments
Significant leverage
achieved in 2008 - 2009 from
infrastructure investment

Revised 2007 Guidance
Revised 2007 Guidance
55 – 65 40 – 60 SYMPHONY
®
Placement
51% 46% % Growth
$0.04 (+3%) $1.31 $1.27 Diluted EPS
17.5% - 17.6% 17.5% % Margin
$2 (+4%) $51 - $52 $50 Operating Income
75.7% - 76.4% 76.2% % Margin
$6 (+3%) $221 - $226 $218 Gross Profit
23% - 24% 20% % Growth
$8 (+3%) $292 - $296 $286 Total Revenue
Increase New Guidance*
Wall Street
Consensus
* Excludes Roche advisory expenses

2008 Guidance
2008 Guidance
2007 - 2008 Revenue Bridge**
2007 - 2008 Operating Margin Bridge**
*Dollars based on growth applied to midpoint of 2007 guidance range.
** Estimated based on midpoint of 2007 and 2008 guidance range.
*** Based on $10 million accelerated R&D and SG&A investment.
$mm
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2007E
Operating
Margin
Invest-
ment***
2007E PF
Operating
Margin
Gross
Profit
SG&A R&D 2008E
Operating
Margin
28%
.3%
6.2%
.6%
20.9% 3.4%
17.5%
$0
$50
$100
$150
$200
$250
$300
$350
$400
2007E
Revenue
Core
Business
w/20%
growth
2008 PS
Rev Growth
2008 BD/
Other
2008E
Revenue
$294
$58
$6
$377
$19
+28% $1.86 - $1.96 $1.49 Diluted EPS
42% - 50% 17% % Growth
27.8% - 28.3% 23.2% % Margin
+31% $103 - $109 $81 Operating Income
76.2% - 76.6% 76.5% % Margin
+8% $282 - $295 $267 Gross Profit
26% - 31% 22% % Growth
+8% $370 - $385 $349 Total Revenue
Increase
New
Guidance*
Wall Street
Consensus

2009 Guidance
2009 Guidance
*Dollars based on growth applied to midpoint of 2008 guidance range.
New Guidance*
Total Revenue $470 - $490
% Growth
25% - 30%
Gross Profit $360 - $378
% Margin
76.6% - 77.1%
Operating Income $145 - $153
% Margin
30.9% - 31.2%
Diluted EPS $2.62 - $2.76
% Growth
37% - 45%

How We Will Deliver
How We Will Deliver
BenchMark
®
XT and other legacy systems
Routine diagnostic tests
ultraView™ & Rabbit Monoclonals
UltraPlex™ (2008)/NexGen (2010)
High value molecular and protein
tests using Qdot
®
/SISH technology
Integrated information management
system – V-Link™ (2008)
Expanded image analysis
NexGen expansion
Molecular menu expansion
Global market share: 47%+
SYMPHONY
®
Limited roll out
Establishing value proposition
Growing installed base
SYMPHONY expansion
Clinical Papers
Reimbursement
2011 installed base: 900 – 1000
Global market share: 10%+
HER-2
c-Kit
22 current programs with 9 major
pharma partners
Expansion of pharma partnerships
Genentech collaboration
Deepen leadership position
Multiple large collaborations
Significant economics
Assisting pharma in driving
personalized medicine
Current 2008 - 2011
2011+

Continually Redefining the Advanced
Staining Market...
Continually Redefining the Advanced
Staining Market...
Annuity Per Installation*
Annuity Per Installation* Average Price Per Test
Average Price Per Test
Automated Platforms
Differentiated platforms and
information management solutions
UltraPlex™ (2008)   NexGen (2010)
High-Value Assays
Gene and protein-based tests that are linked to
drug therapy or improved disease diagnosis
SISH (2007/2008)   Quantum Dots (2009+)
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$10-20
$36-38
$60-70
$125-150
$200 -1000
$0
$20
$40
$60
$80
$100
$120
$140
$160
$24
$35
$115
$141
*U.S. Placements
$92

Extending Leadership Position in Advanced Staining
Extending Leadership Position in Advanced Staining
$200
$245 - 250
Differentiated automated platforms drive placements and capture incremental market share
Continued expansion of proprietary high-value diagnostic menu significantly increases annuity per installation
Leverage established sales and customer service infrastructure to drive adoption at record levels
$280 - 285
Revenue
$mm
$320 - 325
$0
$100
$200
$300
$400
2006 2007E 2008E 2009E

Revolutionizing Primary Staining with SYMPHONY
Revolutionizing Primary Staining with SYMPHONY
Primary staining is highest volume tissue
based diagnostic test
20 X volume of advanced staining market
SYMPHONY fully automates primary
staining
Significant barriers to entry
Proprietary technology
SYMPHONY offers superior clinical utility,
safety and productivity
Supports premium pricing
Highest annuity per platform
®

Primary Staining Will Provide Accelerated Revenue
Growth
Primary Staining Will Provide Accelerated Revenue
Growth
•
Existing customer base will allow accelerated market penetration
•
Projected roll-out is conservative when viewed against BenchMark® actual ramp
•
Substantially higher slide volume will yield greater revenue / customer
$0
$50
$100
$150
$200
$250
Year 1 Year 2 Year 3 Year 4 Year 5
BenchMark Series SYMPHONY
BenchMark Series (Actual) SYMPHONY
®
(Projected)
Cumulative Placements
Cumulative Placements Annual Revenue
Annual Revenue
0
200
400
600
800
1,000
1,200
1,400
1,600
Year 1 Year 2 Year 3 Year 4 Year 5

Prior Investment Generates Significant Operating
Leverage
Prior Investment Generates Significant Operating
Leverage
Revenue per Sales Rep
Revenue per Sales Rep
Operating Margin
Operating Margin
R&D
Next generation platforms leverage existing
proprietary technology, reducing investment
required
Investment in 2008 tests and platforms
substantially complete
Represents 2% of leverage through 2009
SG&A
Expanding product portfolio sold through
existing sales force
High-value tests expand annuity from
advanced staining installed base and
increase revenue per sales rep
Accounts for 10% of leverage through 2009
2009-11E
CAGR:
10-15%
2006 2007E 2008E
2009E
$1.4 $1.4
$mm
$1.6
$1.8
2009-11E
CAGR:
40-45%
2006 2007E 2008E
2009E
19%
21%
28%
31%
Next 5 years margin expansion to
exceed that of the last 5 years
Targeted margin in line with industry
leaders
R&D, SG&A
investment
$0.0
$0.5
$1.0
$1.5
$2.0
0%
10%
20%
30%
40%

Outlook Perspective
Outlook Perspective
$238
$292-296
$370-385
2006 2007
2008
$0.87
$1.31
$1.86-1.96
2006 2007 2008
Revenue
Revenue
Earnings per Share
Earnings per Share
$mm
2009
2009
$2.62-2.76
$470-490
Leadership in advanced
staining equals
unprecedented profitability
High-value diagnostic tests
across large installed base
Primary staining will
significantly accelerate
revenue growth
Advanced staining provides the
road map
Continued new product rollout
to advance market share
•
Infrastructure in place to
drive earnings expansion
through 2011 and beyond
Upside in Companion Dx
2009-11E
CAGR:
23-35%
2009-11E
CAGR:
40-45%
$0
$100
$200
$300
$400
$500
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00

Companion Diagnostics
A Key Success Factor for New Cancer Therapies
Companion Diagnostics
A Key Success Factor for New Cancer Therapies
The Potential Exists for Exceptional Patient
Outcomes When Therapy is Matched with a
Specific Diagnostic Test
What the FDA says
Dr Mark McClellan, Former FDA Commissioner: “…
Certain new therapies will be developed
along with genetic or phenotypic tests that can identify the responding sub-population, detect individuals who need a different dose, or find people who are prone to a certain toxic effect.
Development of these test/ therapy combinations must be facilitated, because they have the potential to maximize drug benefits while minimizing toxicity.”

Companion Diagnostics Separates Likely Responders from Non-Responders Companion Diagnostics Separates Likely Responders from Non-Responders IHC Protein SISH Gene Qdots ®

Companion Diagnostics
Creating Significant Value for Pharma and Ventana
Companion Diagnostics
Creating Significant Value for Pharma and Ventana
Ventana Diagnostic for a “Big 4” Cancer Provides $150-$200mm in Revenue
Ventana Diagnostic for a “Big 4” Cancer Provides $150-$200mm in Revenue
$1.8 Billion Value Creation Per Product
$1.8 Billion Value Creation Per Product
($500)
$0
$500
$1,000
$1,500
$2,000
$2,500
2005 2007 2009 2011 2013 2015 2017 2019
($500)
$0
$500
$1,000
$1,500
$2,000
$2,500
2005 2007 2009 2011 2013 2015 2017 2019
Ventana
Agreements
Allow for Significant
Capture of This Value
Ventana
Agreements
Allow for Significant
Capture of This Value
Value With a Test
Value Without a Test
Reduced Time to Peak Sales
Enhanced Peak Sales
Extended Life Cycle
Decreased Costs
Faster to Market
Reduced Time to Peak Sales
Enhanced Peak Sales
Extended Life Cycle
Decreased Costs
Faster to Market
Source: Integrated Medicines Limited

Ventana’s Companion Diagnostic Pipeline
Ventana’s Companion Diagnostic Pipeline
Pipeline value represents significant upside
Pipeline value represents significant upside
9 Pharmaceutical Partners – 22 Pharmaceutical Projects
Phase I
Phase II
Phase III
2015
2012
2011
2010
$150-200 Revenue
- IP Protection
- FDA Approval
- Big 4 Cancer
$50-100 Revenue
- IP Protection
- FDA Approval
- Small market
$10-50 Revenue
- Limited IP Protection
- FDA Approval
- Big 4 Cancer
3
11
6
2
1
22
10
12
16
14
8
20
5
15
21
17
13
19
9
4
7
18

In Summary - Ventana Performance will
Deliver Superior Value
In Summary - Ventana Performance will
Deliver Superior Value
Near term Ventana performance delivers value significantly beyond
Roche offer
Global leadership in tissue based cancer diagnostics; a unique market-leading asset in an accelerating market
Significant growth in core advanced staining franchise driven by new platform and test introductions
SYMPHONY
®
primary staining rollout in early stages, benefiting from
industry leading advanced staining franchise
Past investments in R&D and SG&A infrastructure allows Ventana to experience accelerated margin expansion
Companion Dx will drive exponential future growth